Net Income per ordinary share	12 Months Ended
Dec. 31, 2022
Net Income per Ordinary Share [Abstract]
Net income per ordinary share	Net income per ordinary share
Basic net income per ordinary share is calculated by dividing net income by the weighted average number of ordinary shares outstanding for that period.
The dilutive effect is calculated using the treasury stock method by dividing net income by the weighted average number of ordinary shares outstanding for that period plus shares applicable to options and conditional shares (dilutive potential ordinary shares). The calculation of diluted net income per ordinary share does not assume exercise of options when exercise would be anti-dilutive. Excluded from the diluted weighted average number of shares outstanding calculation are cumulative preference shares contingently issuable to the preference share foundation, since they represent a different class of stock than the ordinary shares.
The basic and diluted net income per ordinary share has been calculated as follows:

Year ended December 31 (€, in millions, except per share data)	2020	2021	2022
Net income	3,553.7	5,883.2	5,624.2

Weighted average number of shares outstanding	418.3	409.8	397.7
Basic net income per ordinary share	8.49	14.36	14.14

Weighted average number of shares outstanding	418.3	409.8	397.7
Plus shares applicable to options and conditional shares	0.8	0.6	0.3
Diluted weighted average number of shares	419.1	410.4	398.0
Diluted net income per ordinary share	8.48	14.34	14.13